SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a Party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           Franklin Multi-Income Trust
                (Name of Registrant as Specified In Its Charter)

                           Franklin Multi-Income Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:




                           FRANKLIN MULTI-INCOME TRUST

                        IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about your Fund's annual shareholders' meeting scheduled for Thursday, September 7, 2000, at 2:00 p.m. Pacific time. These materials discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).


                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.








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                           FRANKLIN MULTI-INCOME TRUST

                 NOTICE OF 2000 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Multi-Income Trust (the "Fund") will be held at the Fund's offices, 777 Mariners Island Blvd., San Mateo, California, 94404, on Thursday, September 7, 2000, at 2:00 p.m. Pacific time.

During the Meeting, shareholders of the Fund will vote on three proposals:

1. The election of Robert F. Carlson, S. Joseph Fortunato and Frank W.T. LaHaye as Trustees of the Fund;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending March 31, 2001;

3. The transaction of any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed July 6, 2000, as the record date for the determination of shareholders entitled to vote at the Meeting.

                                      By Order of the Board of Trustees,

                                      Murray L. Simpson
                                      SECRETARY

San Mateo, California
Dated: July 31, 2000


PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.








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                           FRANKLIN MULTI-INCOME TRUST

                                 PROXY STATEMENT

o  INFORMATION ABOUT VOTING:

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on July 6, 2000, are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about July 31, 2000.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on three proposals:

   1. The election of three nominees to the position of Trustee;

   2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending March 31, 2001; and

   3. The transaction of any other business that may properly come before the Meeting or any adjournment thereof.

   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote:

   1. FOR the election of the three nominees to the position of trustee;

   2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund; and

   3. FOR the proxyholders to have discretion to vote on any other business as may properly come before the Meeting or any adjournment thereof.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Trustee (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that may properly come before the Meeting (Proposal 3).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or attending the Meeting and voting in person.

o  THE PROPOSALS:

   PROPOSAL 1: ELECTION OF TRUSTEES

   WHO ARE THE NOMINEES AND TRUSTEES?

   The Board of Trustees (the "Board") is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of two Trustees are expiring and a third Trustee is being elected for the first time. Robert F. Carlson, S. Joseph Fortunato and Frank W.T. LaHaye have been nominated for three-year terms, set to expire at the 2003 Annual Shareholders' Meeting. These terms continue, however, until successors are duly elected and qualified to serve. All of the nominees are currently members of the Board. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies in Franklin Templeton Investments.

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to Franklin Templeton Investments. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Senior Vice President and Trustee of the Fund, who are brothers, are the father and uncle, respectively, of Charles E. Johnson, Vice President of the Fund, and Gregory E. Johnson, Vice President of the Fund.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee and Trustee, is a brief description of recent professional experience, ownership of shares of the Fund and shares of all funds in Franklin Templeton Investments.


                                                                  SHARES
                                               FUND SHARES     BENEFICIALLY
                                              BENEFICIALLY       OWNED IN
                                                OWNED AN     FRANKLIN TEMPLETON
                                               % OF TOTAL       INVESTMENTS
 NAME AND OFFICES WITH THE FUND               OUTSTANDING     (INCLUDING THE
 PRINCIPAL OCCUPATION DURING PAST FIVE        SHARES ON         FUND) AS OF
 YEARS AND AGE                               JUNE 30, 2000     JUNE 30, 2000
------------------------------------------------------------------------------

NOMINEES TO SERVE UNTIL 2003 ANNUAL SHAREHOLDERS' MEETING:

ROBERT F. CARLSON                                   None          115,334
TRUSTEE SINCE MAY 2000

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); director or trustee, as the case may be, of 11 of the investment companies in Franklin Templeton Investments; and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals, member, Corporate Board, Blue Shield of California, and Chief Counsel, California Department of Transportation. Age 72.



S. JOSEPH FORTUNATO                                 100**         644,201
TRUSTEE SINCE 1989

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in Franklin Templeton Investments. Age 68.



FRANK W.T. LAHAYE                                  1,000**       1,399,750
TRUSTEE SINCE 1989

Chairman, Peregrine Venture Management Company (venture capital); Director, The California Center for Land Recycling (redevelopment); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Partner, Miller & LaHaye and Peregrine Associates, the general partners of Peregrine Venture funds. Age 71.



TRUSTEES SERVING UNTIL THE 2002 ANNUAL SHAREHOLDERS' MEETING:

FRANK H. ABBOTT, III                                None          818,892
TRUSTEE SINCE 1989

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
Age 79.



HARRIS J. ASHTON                                      500**       1,246,723
TRUSTEE SINCE 1989

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998). Age 68.



GORDON S. MACKLIN                                  1,800**        301,534
TRUSTEE SINCE 1992

Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (internet services), White Mountains Insurance Group, Ltd. (holding company) and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987). Age 72.



TRUSTEES SERVING UNTIL THE 2001 ANNUAL SHAREHOLDERS' MEETING:

*EDWARD B. JAMIESON                                 None          310,915
PRESIDENT AND TRUSTEE SINCE 1993

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments. Age 52.


*CHARLES B. JOHNSON                                4,130**      22,617,159
CHAIRMAN OF THE BOARD SINCE 1993 AND
TRUSTEE SINCE 1989

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Investment Advisory Services, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments. Age 67.



*RUPERT H. JOHNSON, JR.                            1,000**      15,184,787
SENIOR VICE PRESIDENT SINCE 1992 AND TRUSTEE SINCE 1989

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments. Age 59.



------------------------------------------------------------------------------
   *Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr.
   Edward B. Jamieson is an interested person due to his employment affiliation with Resources and his position with the Fund. Mr. Charles B. Johnson and Mr. Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources, their employment affiliation with Resources and their positions with the Fund. The remaining Trustees of the Fund are not interested persons of the Fund (the "Independent Trustees").

   **Less than 1% of the outstanding shares of the Fund.

   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $60 per month plus $40 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting. Fees payable by the Fund to certain Trustees are subject to reduction resulting from fee caps adopted by the boards in Franklin Templeton Investments limiting the total amount of fees payable to trustees who serve on other boards within Franklin Templeton Investments.

   During the fiscal year ended March 31, 2000, there were 11 meetings of the Board and one meeting of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board, except for Robert
   F. Carlson who was not elected to the Board until May 2000. 100% of the Trustees serving on the Audit Committee at the time of the meeting were in attendance.

   Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from Franklin Templeton Investments by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                NUMBER OF BOARDS
                                               TOTAL FEES      WITHIN FRANKLIN
                           AGGREGATE          RECEIVED FROM       TEMPLETON
                         COMPENSATION           FRANKLIN       INVESTMENTS ON
                           FROM THE             TEMPLETON    WHICH EACH TRUSTEE
   NAME OF TRUSTEE           FUND*            INVESTMENTS**       SERVES***
------------------------------------------------------------------------------
   Frank H. Abbott, III      $889               $156,060             28
   Harris J. Ashton           924                363,165             48
   Robert F. Carlson****        0                 89,690             11
   S. Joseph Fortunato        860                363,238             50
   Frank W.T. LaHaye          849                156,060             28
   Gordon S. Macklin          924                363,165             48

   *For the fiscal year ended March 31, 2000.

   **For the calendar year ended December 31, 1999.

   ***We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 52 registered investment companies, with approximately 157 U.S. based funds or series.

   ****Mr. Carlson was not a Trustee during the fiscal year ended March 31, 2000.

   The table above indicates the total fees paid to Trustees by the Fund individually and then by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   OFFICERS OF THE FUND ARE APPOINTED BY THE TRUSTEES AND SERVE AT THE PLEASURE OF THE BOARD. LISTED BELOW, FOR EACH EXECUTIVE OFFICER, IS A BRIEF DESCRIPTION OF RECENT PROFESSIONAL EXPERIENCE:

                                        PRINCIPAL OCCUPATION DURING PAST FIVE
 NAME AND OFFICES WITH THE FUND         YEARS AND AGE
------------------------------------------------------------------------------
HARMON E. BURNS
VICE PRESIDENT SINCE 1989

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments. Age 55.

MARTIN L. FLANAGAN
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER SINCE 1995

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Executive Vice President and Director, Franklin/Templeton Investor Services, Inc.; President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Investment Advisory Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments. Age 39.

DAVID P. GOSS
VICE PRESIDENT SINCE JANUARY 2000

Counsel, Franklin Resources, Inc; President, Chief Executive Officer and Director, Franklin Select Realty Trust, Property Resources, Inc., Property Resources Equity Trust, Franklin Real Estate Management, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996). Age 53.

BARBARA J. GREEN
VICE PRESIDENT SINCE JANUARY 2000

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc. and Templeton Global Investors, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979). Age 52.

EDWARD B. JAMIESON
PRESIDENT AND TRUSTEE SINCE 1993

See Proposal 1, "Election of Trustees"

CHARLES B. JOHNSON
CHAIRMAN OF THE BOARD SINCE 1993 AND TRUSTEE SINCE 1989

See Proposal 1, "Election of Trustees"

CHARLES E. JOHNSON
VICE PRESIDENT SINCE 1989

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.;
Director, Templeton Investment Counsel, Inc.; President, Franklin Investment Advisory Services, Inc.; officer and/ or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments. Age 44.

GREGORY E. JOHNSON
VICE PRESIDENT SINCE 1989

President, Member - Office of the President, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc.; and director of some of the other subsidiaries of Franklin Resources, Inc. Age 39.

RUPERT H. JOHNSON, JR.
SENIOR VICE PRESIDENT SINCE 1992 AND TRUSTEE SINCE 1989

See Proposal 1, "Election of Trustees"

EDWARD V. MCVEY
VICE PRESIDENT SINCE 1989

Senior Vice President, Franklin Templeton Distributors, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments. Age 63.

KIMBERLEY MONASTERIO
TREASURER AND PRINCIPAL ACCOUNTING OFFICER SINCE 1999

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in Franklin Templeton Investments. Age 36.

MURRAY L. SIMPSON
VICE PRESIDENT SINCE
JANUARY 2000 AND
SECRETARY SINCE JULY 2000

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until January 2000) and Director, Templeton Asset Management Ltd. (until 1999). Age 63.

R. MARTIN WISKEMANN
VICE PRESIDENT SINCE 1989

Executive Vice President and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Director, ILA Financial Services, Inc. (until 1998). Age 73.

   PROPOSAL 2: TO RATIFY OR REJECT THE SELECTION OF
               INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Abbott, Carlson and LaHaye, all of whom are Independent Trustees. The Board has adopted a written charter for the Audit Committee that is attached as Appendix A to this proxy statement. The Audit Committee reviews the arrangements for and scope of the audit conducted by the Fund's independent auditors, oversees the Fund's accounting and financial policies, practices and internal controls, and submits a recommendation to the full Board as to the selection of auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   The Board selected the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, as auditors of the Fund for the current fiscal year. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated March 31, 2000, and certain related U.S. Securities and Exchange Commission filings. Coopers & Lybrand L.L.P. served as the independent auditors for the Fund since its inception in 1989 until 1998. PricewaterhouseCoopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. Neither the firm of PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Fund.

   Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

   PROPOSAL 3: OTHER BUSINESS

   The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 and 2 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

o  INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc. ("Advisers"), whose principal address is 777 Mariners Island Blvd., San Mateo, California 94404. Advisers is a wholly owned subsidiary of Resources, a publicly owned holding company.

   THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404. Under an agreement with Advisers, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is a wholly owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC Global Fund Services, 101 Federal Street, Boston, MA 02110.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated March 31, 2000, is available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 997151, Sacramento, CA 95899-9983.

   PRINCIPAL SHAREHOLDERS. As of July 6, 2000, the Fund had 5,857,600.000 shares outstanding and total net assets of $53,566,369. The Fund's shares are listed on the NYSE (symbol: FMI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of July 6, 2000, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of July 6, 2000, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. In addition the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Trustees, requires that the three nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of such trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, and 3.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies for a period or periods of not more than 60 days in the aggregate. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in September, 2001. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 777 Mariners Island Boulevard, San Mateo, California 94404, no later than April 2, 2001, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2001 annual shareholders' meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices, of such proposal by June 15, 2001. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2001 annual shareholders' meeting may exercise discretionary voting power with respect to any such proposal.

                                      By order of the Board of Trustees,

                                      Murray L. Simpson
                                      SECRETARY

   Dated: July 31, 2000
   San Mateo, California







                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                        FOR FRANKLIN UNIVERSAL TRUST AND
                           FRANKLIN MULTI-INCOME TRUST

   1. The Audit Committee for Franklin Multi-Income Trust and Franklin Universal Trust (the "Funds") shall be composed entirely of independent directors and shall consist of not less than three such directors. Independent Directors shall mean non-interested directors/trustees as defined in the Investment Company Act of 1940 (the "Act") and who meet the requirements of Independence provided in Section 303 of Section 3 of the NYSE Listed Company Manual, as set forth in greater detail in Exhibit A hereto. Audit Committee members for each Fund shall be selected by a majority of the Independent Directors of such Fund.

      It shall be a premise of this Charter that the outside auditor for the Fund is ultimately accountable to the Board of Trustees and the audit committee of the Fund.

   2. The purposes of the Audit Committee are:

         (a) to assure that outside auditors have been engaged to review such annual and interim financial statements of the Fund as may from time to time be required to be reviewed by outside auditors by rule of the SEC or of the NYSE;

         (b) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (c) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

         (d) to act as a liaison between the Funds' independent auditors and the full Board of Directors; and

         (e) to consider such other matters as may be appropriate in carrying out the above responsibilities and other matters that may be assigned it by the Board.

         The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. It is also recognized that the Boards of the Funds normally meet on a monthly basis and that actions, including those required of independent directors under the Act, which impact on the integrity of the Funds financial and other operations, may be effected at such Board meetings rather than at meetings of the Audit Committee.

   3. To carry out its purposes, the Audit Committee shall have the following duties and powers;

         (a) to recommend to the Board of Trustees, the selection, retention or termination of auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement) and, in connection therewith,

         (b) to evaluate the independence of the auditors, by assuring receipt and review on a periodic basis, of a formal written statement from the outside auditor, delineating all relationships between the auditor and the Fund and its management; by actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. If necessary, by recommending that the Board of Trustees take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditor's independence,

         (c) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

         (d) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

         (e) to review the fee arrangements of the independent auditors as negotiated by management;

         (f) to investigate improprieties or suspected improprieties in fund operations; and

         (g) to report its activities to the full Board and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

   4. The Committee shall have unrestricted access to the Funds' independent accountants as well as the Funds' treasurer and other financial and executive officers of the Funds and management.

   5. The Committee shall meet as frequently as circumstances require with at least one meeting being held with the Funds' independent auditors absent the presence of management.

   6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

   7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.







                                    EXHIBIT A

                   REQUIREMENTS FOR AUDIT COMMITTEE MEMBERS

FINANCIAL LITERACY - Each member of the audit committee shall be financially literate (or become so within a reasonable period time after appointment) as determined by the Fund's Board of Trustees in its business judgment. At least one member of the audit committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

INDEPENDENCE. The following restrictions shall apply to every audit committee member:

   (a) Employees. A director who is an employee (including non-employee executive officers) of the company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor.

   (b) Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or (ii) who has a direct business relationship with the company (e.g., a consultant) may serve on the audit committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated.

   "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the audit committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the company.

   (c) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the company's executives serves on that corporation's compensation committee may not serve on the audit committee.

   (d) Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the audit committee until three years following the termination of such employment relationship.

   (e) Notwithstanding the requirements set forth above, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the company or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the audit committee if the company's board of directors determines in its business judgment that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

DEFINITIONS

(A) "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

(B) "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

(C) "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.



                     This page intentionally left blank.



MIT PROXY 08/00



                                      PROXY

                           FRANKLIN MULTI-INCOME TRUST

               ANNUAL SHAREHOLDERS' MEETING - SEPTEMBER 7, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., Murray L. Simpson, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Multi-Income Trust (the "Fund"), which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California 94404 at 2:00 p.m. Pacific time on the 7th day of September, 2000, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF BOTH PROPOSALS (INCLUDING ALL NOMINEES FOR TRUSTEES). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
  SIDE                                                              SIDE

X     PLEASE MARK VOTES
       AS IN THIS EXAMPLE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2.

1.  Election of Trustees
     Nominees:  (01)Robert F. Carlson, (02) S. Joseph Fortunato,
                (03) Frank W. T. LaHaye

          FOR                      WITHHOLD
      ALL NOMINEES        AUTHORITY TO VOTE FOR ALL
                            NOMINEES LISTED ABOVE

      ----------------------------------
      INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line above.


2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ending March 31, 2001.
      FOR         AGAINST           ABSTAIN


3. To grant the proxyholders the authority to vote upon any other business that may legally come before the Meeting or any adjournments thereof.
      GRANT       WITHHOLD          ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRE IF MAILED IN THE U.S.

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts, or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

Signature:  __________________________  Date:  ________________
Signature:  __________________________  Date:  ________________